 2016 KBW Community Bank Investor Conference      August 2 - 3, 2016   NASDAQ: FBNK

 Forward Looking Statements  Disclaimer & Forward-Looking StatementsStatements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed.

 Who We Are  Assets: $2.8 billion Loans: $2.4 billion Deposits: $2.1 billionCapital: $252 millionBranches: 24Headquarters: Farmington, ConnecticutNASDAQ: FBNK  A Community Bank in central Connecticut and western Massachusetts which has consistently delivered strong organic loan growth with a focus on increasing earnings and building long-term shareholder value.  As of June 30, 2016

Franchise Overview


MASSACHUSETTS
Boston
Springfield
Tolland
Litchfield
Hartford
RHODE ISLAND
CONNECTICUT
Windham
New Haven
Fairfield
New York City

- Farmington Bank, founded in 1851, a wholly owned subsidiary of First Connecticut Bancorp
- 110 miles to Boston
  120 miles to New York City

FARMINGTON BANK
Best Community Bank
WINNER BEST OF Hartford MAGAZINE 2016

SBA U.S. Small Business Administration
Number 1 SBA Lender in CT
Number 1 Lender to Women Owned Business

- 24 full service branch offices
- 2 lending centers
- 1 future branch opening

4
First Connecticut Bancorp, Inc.

 CT Marketplace  Focus on Fundamentals    Source: SNL 2016 data  Population - 29th largest in the US at 3.6 millionMedian Income - 4th highest at $70,700Bank & Thrift Deposits (2015 data) - 12th highest at $127.9 billionHouseholds - 1,382,565Median Age - 40.7

Strategic Direction

- Prudent controlled growth – Commercial focus
- Deposits – growing footprint with diversification in deposits
- Balance sheet management
- Asset sensitive balance sheet
- Operational efficiency
- Capital management
- Asset quality
- Building shareholder value

6

First Connecticut Bancorp, Inc.

 Q2 Highlights  Opened 24th branch in Vernon, CT with no adds to staffCommercial loan growth of 5%Continued core deposit growth Tangible Book Value increased to $15.95Core noninterest expense to average assets improved to 2.23%

 Strong Capital Structure   Common shares outstanding: 15,818,494Market capitalization: $262.0 millionTangible book value per share: $15.95Repurchased 2,863,527 shares of FBNK stock (since IPO 6/29/11) at an average cost of $14.38  As of June 30, 2016 unless otherwise noted.

 Outstanding Credit Quality  Strong credit cultureRobust portfolio monitoring

 Solid Loan Growth  $ millions  As of June 30, 2016 | *annualized     Growth Rate  18.4%  17.5%  10.4%  5.3%*  17.1%

 Diversified Loan Portfolio  As of June 30, 2016    Commercial 58%Residential 35%Consumer 7% 100%  Transformed to a commercial bank focused balance sheet

 Commercial Loan Growth  $ millions | *annualized  Growth Rate  10.8%  27.3%  10.9%*  17.4%  17.9%  Highly experienced and credit trained lenders Middle market commercial lending focusCommunity based, relationship focused lenders with responsive, local decision making

Investment CRE Concentration

- Disciplined deal selection and underwriting
- Strong monitoring including semi-annual stress testing
- Minimal commercial construction exposure (3.7% of Investment CRE portfolio)*
- Strong portfolio credit metrics
- Geographic diversification within portfolio



37.5%
26.4%
16.9%
11.5%
4.4%
2.9%
0.4%
Retail $278.6
Multi Fam $196.0
Office $125.6
Other $ 85.4
Indust $ 32.9
Hotel $ 21.7
For Sale RE $ 3.1

$ millions | *Construction outstandings are included in the loan categories above | As of June 30, 2016

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First Connecticut Bancorp, Inc.

 Total Deposit Growth  1,061 net new checking accounts in Q2  $ millions As of June 30, 2016  Includes repurchased liabilities & excludes mortgagors escrow accounts | *annualized   Growth Rate  12.9%  14.0%  13.8%  8.6%*  11.4%

 Diversified Deposit Base    As of June 30, 2016  Includes repurchased liabilities & excludes mortgagors escrow accounts  Favorable deposit mix of core deposits and municipal deposits

 ROA, ROE & EPS

 Financial Highlights

 Financial Highlights

Why First Connecticut?

- Attractive growing franchise in central CT and western MA
- Increasing EPS while growing organically
- Track record of building Tangible Book Value
- History of solid execution of Strategic Plan
- Capital deployment through organic growth, dividends & share buybacks
- Scalable platform built for long-term growth
- Strong capital position
- Solid asset quality
- Robust enterprise risk management program
- Asset sensitive balance sheet

19

First Connecticut Bancorp, Inc.

Appendix  Supplemental Information

 Select Financial Data  Statement of Income 2012 – 2Q 2016   $ thousands

 Select Financial Data  Statement of Income Rolling Five Quarters   $ thousands

 Select Financial Data  Selected Annual Financial Data   $ millions

 Select Financial Data  Selected Annual Financial Data   $ thousands except share amounts

 Select Financial Data  Reconciliation of Non-GAAP Financial Measures  $ thousands

 Select Financial Data  Quarterly Net Interest Income and Core Revenue*  Annual Net Interest Income and Core Revenue*  $ millions  *Excludes prepayment penalty fees, net gain on sales of investments and Bank-owned life insurance proceeds.

 Select Financial Data  Annual Average Earning Assets and NIM  Quarterly Average Earning Assets and NIM  $ billions

 Asset Sensitivity  As of June 30, 2016

 Residential Loan Growth   $ millions | *annualized

 Residential Portfolio Composition  Fixed  Variable  $ thousands

 Consumer Loan Growth   $ millions | *annualized

 Asset Quality Metrics  Non-Performing Loans / Total Loans  Loan Loss Reserves / Non-Accrual Loans

 Asset Quality Metrics  Loan Loss Reserves / Total Loans  Net Charge-Offs / Average Net Loans  *annualized

 Deposit Market Share   Source: SNL Financial* includes limited service branchesNote: Deposit data as of 6/30/2015; Pro forma for pending and recently completed transactions

 Consumer Checking Growth   $ thousands

 Business Checking Growth     $ thousands

 De Novo Branch Growth   Total Deposit Growth   Total Checking Balances   # Checking Accounts (Cons. & Bus.)  # Branch Growth  $ millions

 Leadership Team  Name  Title  Years in Industry  Prior Experience          John J. Patrick, Jr.  Chairman, President and Chief Executive Officer  36  TD Banknorth CT, President and CEO  Gregory A. White  Executive Vice President, Chief Financial Officer and Treasurer  29  Rockville Bank, Chief Financial Officer and Treasurer  Michael T. Schweighoffer  Executive Vice President, Chief Lending Officer  28  TD Banknorth, CT State President  Kenneth F. Burns  Executive Vice President, Director of Retail Banking & Marketing  27  Eagle Bank - EVP, Retail Banking & Marketing  Catherine M. Burns  Executive Vice President,Chief Risk Officer  35  TD Banknorth, Head of Community BankingCommercial Lending; Credit Manager

 Corporate Contacts  John J. Patrick, Jr. Chairman, President and Chief Executive OfficerGregory A. White Executive Vice President, Chief Financial OfficerInvestor Information:Jennifer H. Daukas Vice President, Investor Relations Officer 860-284-6359 or jdaukas@farmingtonbankct.com